UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

MIRATI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 Cray Court

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 28, 2021, it was determined that Daniel R. Faga would cease serving as the Executive Vice President, Chief Operating Officer and principal financial officer of Mirati Therapeutics, Inc. (the “Company”) and that Joseph Leveque would cease serving as the Company’s Executive Vice President and Chief Medical Officer, effective as of November 1, 2021.

(c) Vickie Reed, the Company’s Chief Accounting Officer, will assume the role of principal financial officer effective as of November 1, 2021. There will be no change to Ms. Reed’s compensation arrangements with the Company as a result of her appointment. There are no family relationships between Ms. Reed and any of the Company’s current or former directors or executive officers. Ms. Reed is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

The events described under Item 5.02(b) are part of a restructuring of the Company’s executive leadership team, as described in a statement posted on the Company’s corporate web site on November 1, 2021. http://ir.mirati.com/press-releases/press-release-details/2021/Statement-Updates-to-Mirati-Therapeutics-Executive-Leadership-Team

The information in this Item 7.01 shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act or the Exchange Act, the information contained in this Item 7.01 shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021	MIRATI THERAPEUTICS, INC.

	By:	/s/ Reena R. Desai
Reena R. Desai General Counsel and Corporate Secretary